UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2011

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 27, 2011, Peabody Energy Corporation (“Peabody” or the “Company”) filed a Current Report on Form 8-K reporting that, among other things, it had acquired a “relevant interest” (as defined in the Australian Corporations Act 2001 (Cth)) on October 23, 2011 in more than 50.01% of Macarthur Coal Limited’s (Macarthur) shares as a result of Peabody’s and ArcelorMittal SA’s (ArcelorMittal) previously announced takeover offer by PEAMCoal Pty Ltd, a company which was then indirectly owned 60% by Peabody and 40% by ArcelorMittal (“PEAMCoal”). On October 23, 2011, Peabody also announced that the takeover offer had become unconditional and that PEAMCoal then had a relevant interest in approximately 59.85% of Macarthur’s shares, excluding shares subject to an institutional acceptance facility. On October 25, 2011, ArcelorMittal announced that it had elected to sell its interest in PEAMCoal to Peabody in lieu of proceeding with the PEAMCoal joint venture.

On November 16, 2011, Peabody announced that PEAMCoal had begun the process of a compulsory acquisition of all outstanding shares of Macarthur after obtaining a relevant interest in more than 90% of the shares. On December 20, 2011, Peabody announced PEAMCoal had completed the acquisition of all outstanding shares in Macarthur, resulting in Peabody’s 100% ownership of Macarthur.

This Form 8-K/A amends the Current Report on Form 8-K filed on October 27, 2011 to provide the audited financial statements of Macarthur and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Macarthur’s audited consolidated financial statements as of and for the years ended June 30, 2011 and 2010 are attached as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information with respect to the acquisition of Macarthur is filed as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG (Brisbane, Australia), Independent Auditors.

99.1	Unaudited pro forma condensed combined financial information.

99.2	Audited consolidated financial statements of Macarthur Coal Limited and subsidiaries as of and for the years ended June 30, 2011 and 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

January 5, 2012	By:	/s/ Michael C. Crews
Name: Michael C. Crews
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG (Brisbane, Australia), Independent Auditors.

99.1	Unaudited pro forma condensed combined financial information.

99.2	Audited consolidated financial statements of Macarthur Coal Limited and subsidiaries as of and for the years ended June 30, 2011 and 2010.

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